EXHIBIT 99.2

SABR 2004 - OP1

      The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the 'Issuer') is referred to as the 'Information.'

      The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of ths Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

      The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

      Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

      Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

      Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.


                                                                        BARCLAYS

Schedule of Available Funds and
Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)

1)Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk CarryForward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

2)Run to maturity assuming 100% PPC on ARMS ad 50% PPC on Fixed, no losses and a 1 month and 6 month LIBOR rate of 20%.

             Distribution Date               A-2

                                4/25/2004        9.25
                                5/25/2004        9.24
                                6/25/2004        9.24
                                7/25/2004        9.24
                                8/25/2004        9.24
                                9/25/2004        9.23
                               10/25/2004        9.23
                               11/25/2004        9.22
                               12/25/2004        9.21
                                1/25/2005        9.20
                                2/25/2005        9.19
                                3/25/2005        9.20
                                4/25/2005        9.16
                                5/25/2005        9.16
                                6/25/2005        9.14
                                7/25/2005        9.13
                                8/25/2005        9.12
                                9/25/2005        9.11
                               10/25/2005        9.10
                               11/25/2005        9.07
                               12/25/2005        9.08
                                1/25/2006        9.10
                                2/25/2006        9.11
                                3/25/2006       10.09
                                4/25/2006        9.12
                                5/25/2006        9.43
                                6/25/2006        9.14
                                7/25/2006       10.07
                                8/25/2006        9.75
                                9/25/2006        9.76
                               10/25/2006        9.82
                               11/25/2006        9.51
                               12/25/2006        9.85
                                1/25/2007       10.26
                                2/25/2007       10.27
                                3/25/2007       11.38
                                4/25/2007       14.63
                                5/25/2007       12.21
                                6/25/2007       11.81
                                7/25/2007       12.82
                                8/25/2007       12.38
                                9/25/2007       12.36
                               10/25/2007       12.75
                               11/25/2007       12.32
                               12/25/2007       12.71
                                1/25/2008       12.33
                                2/25/2008       12.31
                                3/25/2008       13.13
                                4/25/2008       12.26
                                5/25/2008       12.65
                                6/25/2008       12.22
                                7/25/2008       12.64
                                8/25/2008       12.21
                                9/25/2008       12.19
                               10/25/2008       12.57
                               11/25/2008       12.14
                               12/25/2008       12.52
                                1/25/2009       12.10
                                2/25/2009       12.07
                                3/25/2009       13.34
                                4/25/2009       12.03
                                5/25/2009       12.41
                                6/25/2009       11.98
                                7/25/2009       12.36
                                8/25/2009       11.94
                                9/25/2009       11.91
                               10/25/2009       12.29
                               11/25/2009       11.87
                               12/25/2009       12.24
                                1/25/2010       11.82
                                2/25/2010       11.80
                                3/25/2010       13.04
                                4/25/2010       11.75
                                5/25/2010       12.12
                                6/25/2010       11.71
                                7/25/2010       12.07
                                8/25/2010       11.66

                                                                        BARCLAYS

Schedule of Available Funds and
Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)

1)Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk CarryForward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

2)Run to maturity assuming 100% PPC on ARMS ad 50% PPC on Fixed, no losses and a 1 month and 6 month LIBOR rate of 20%.

             Distribution Date               A-2

                                9/25/2010       11.64
                               10/25/2010       12.00
                               11/25/2010       11.59
                               12/25/2010       11.95
                                1/25/2011       11.55
                                2/25/2011       11.52
                                3/25/2011       12.73
                                4/25/2011       11.48
                                5/25/2011       11.84
                                6/25/2011       11.43
                                7/25/2011       11.79
                                8/25/2011       11.39
                                9/25/2011       11.37
                               10/25/2011       11.72
                               11/25/2011       11.32
                               12/25/2011       11.67
                                1/25/2012       11.28
                                2/25/2012       11.25
                                3/25/2012       12.01
                                4/25/2012       11.21
                                5/25/2012       11.56
                                6/25/2012       11.17
                                7/25/2012       11.52
                                8/25/2012       11.12
                                9/25/2012       11.10
                               10/25/2012       11.45
                               11/25/2012       11.06
                               12/25/2012       11.40
                                1/25/2013       11.02
                                2/25/2013       10.99
                                3/25/2013       12.15
                                4/25/2013       10.95
                                5/25/2013       11.29
                                6/25/2013       10.91
                                7/25/2013       11.25
                                8/25/2013       10.87
                                9/25/2013       10.63
                               10/25/2013        9.74
                               11/25/2013        9.42
                               12/25/2013        9.73
                                1/25/2014        9.41
                                2/25/2014        9.40
                                3/25/2014       10.40
                                4/25/2014        9.39
                                5/25/2014        9.69
                                6/25/2014        9.37
                                7/25/2014        9.68
                                8/25/2014        9.36
                                9/25/2014        9.36
                               10/25/2014        9.66
                               11/25/2014        9.35
                               12/25/2014        9.65
                                1/25/2015        9.34
                                2/25/2015        9.33
                                3/25/2015       10.33
                                4/25/2015        9.32
                                5/25/2015        9.63
                                6/25/2015        9.32
                                7/25/2015        9.62
                                8/25/2015        9.31
                                9/25/2015        9.31
                               10/25/2015        9.62
                               11/25/2015        9.30
                               12/25/2015        9.61
                                1/25/2016        9.30
                                2/25/2016        9.30
                                3/25/2016        9.94
                                4/25/2016        9.30
                                5/25/2016        9.61
                                6/25/2016        9.30
                                7/25/2016        9.61
                                8/25/2016        9.30
                                9/25/2016        9.30
                               10/25/2016        9.61
                               11/25/2016        9.30
                               12/25/2016        9.61
                                1/25/2017        9.31
                                2/25/2017        9.31

                                                                        BARCLAYS

Schedule of Available Funds and
Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)

1)Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk CarryForward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

2)Run to maturity assuming 100% PPC on ARMS ad 50% PPC on Fixed, no losses and a 1 month and 6 month LIBOR rate of 20%.

             Distribution Date               A-2

                                3/25/2017       10.31
                                4/25/2017        9.32
                                5/25/2017        9.63
                                6/25/2017        9.32
                                7/25/2017        9.64
                                8/25/2017        9.33
                                9/25/2017        9.34
                               10/25/2017        9.65
                               11/25/2017        9.35
                               12/25/2017        9.67
                                1/25/2018        9.36
                                2/25/2018        9.37
                                3/25/2018       10.38
                                4/25/2018        9.39
                                5/25/2018        9.71
                                6/25/2018        9.40
                                7/25/2018        9.73
                                8/25/2018        9.42
                                9/25/2018        9.43
                               10/25/2018        9.76
                               11/25/2018        9.45
                               12/25/2018        9.78
                                1/25/2019        9.48
                                2/25/2019        9.49
                                3/25/2019       10.52
                                4/25/2019        9.51
                                5/25/2019        9.84
                                6/25/2019        9.54
                                7/25/2019        9.87
                                8/25/2019        9.57
                                9/25/2019        9.58
                               10/25/2019        9.92
                               11/25/2019        9.61
                               12/25/2019        9.95
                                1/25/2020        9.65
                                2/25/2020        9.66
                                3/25/2020       10.35
                                4/25/2020        9.70
                                5/25/2020       10.04
                                6/25/2020        9.74
                                7/25/2020       10.08
                                8/25/2020        9.78
                                9/25/2020        9.80
                               10/25/2020       10.15
                               11/25/2020        9.85
                               12/25/2020       10.20
                                1/25/2021        9.89
                                2/25/2021        9.92
                                3/25/2021       11.01
                                4/25/2021        9.97
                                5/25/2021       10.33
                                6/25/2021       10.02
                                7/25/2021       10.39
                                8/25/2021       10.08
                                9/25/2021       10.11
                               10/25/2021       10.48
                               11/25/2021       10.17
                               12/25/2021       10.54
                                1/25/2022       10.24
                                2/25/2022       10.27
                                3/25/2022       11.41
                                4/25/2022       10.34
                                5/25/2022       10.72
                                6/25/2022       10.41
                                7/25/2022       10.80
                                8/25/2022       10.49
                                9/25/2022       10.53
                               10/25/2022       10.92
                               11/25/2022       10.61
                               12/25/2022       11.01
                                1/25/2023       10.70
                                2/25/2023       10.75
                                3/25/2023       11.95
                                4/25/2023       10.84
                                5/25/2023       11.25
                                6/25/2023       10.94
                                7/25/2023       11.36
                                8/25/2023       11.04

                                                                        BARCLAYS

Schedule of Available Funds and
Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)

1)Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk CarryForward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

2)Run to maturity assuming 100% PPC on ARMS ad 50% PPC on Fixed, no losses and a 1 month and 6 month LIBOR rate of 20%.


             Distribution Date               A-2

                                9/25/2023       11.10
                               10/25/2023       11.52
                               11/25/2023       11.21
                               12/25/2023       11.64
                                1/25/2024       11.33
                                2/25/2024       11.39
                                3/25/2024       12.24
                                4/25/2024       11.51
                                5/25/2024       11.96
                                6/25/2024       11.64
                                7/25/2024       12.10
                                8/25/2024       11.78
                                9/25/2024       11.86
                               10/25/2024       12.38
                               11/25/2024       12.12
                               12/25/2024       12.67
                                1/25/2025       12.42
                                2/25/2025       12.58
                                3/25/2025       14.11
                                4/25/2025       12.92
                                5/25/2025       13.54
                                6/25/2025       13.31
                                7/25/2025       13.97
                                8/25/2025       13.74
                                9/25/2025       13.97
                               10/25/2025       14.70
                               11/25/2025       14.50
                               12/25/2025       15.28
                                1/25/2026       15.09
                                2/25/2026       15.42
                                3/25/2026       17.46
                                4/25/2026       16.16
                                5/25/2026       17.12
                                6/25/2026       17.02
                                7/25/2026       18.09
                                8/25/2026       18.04
                                9/25/2026       18.62
                               10/25/2026       19.91
                               11/25/2026       19.98
                               12/25/2026       21.46
                                1/25/2027       21.65
                                2/25/2027       22.65
                                3/25/2027       26.32
                                4/25/2027       25.06
                                5/25/2027       27.43
                                6/25/2027       28.27
                                7/25/2027       31.33
                                8/25/2027       32.77
                                9/25/2027       35.76
                               10/25/2027       40.82
                               11/25/2027       44.30
                               12/25/2027       52.39
                                1/25/2028       56.07
                                2/25/2028       62.75
                                3/25/2028       82.45
                                4/25/2028      101.11
                                5/25/2028      154.06
                                6/25/2028      294.25

                                                                        BARCLAYS